Well Chance Investments Limited

(A Development Stage Company)

Financial Statements

Report of Independent Auditors

To The Board of Directors and Stockholder of
Well Chance Investments Limited

We have audited the accompanying balance sheets of Well Chance Investments Limited (a Development Stage Company) as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the year then ended and from inception (February 22, 2005) to December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Well Chance Investments Limited as of December 31, 2006, and the results of its operations and cash flows for the year then ended and from inception (February 22, 2005) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Well Chance Investments Limited (A Development Stage Company) Balance Sheet As Of December 31, 2006

December 31,
2007
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$-

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable	$-

TOTAL LIABILITIES	-

STOCKHOLDERS' EQUITY
Common stock; no par value; 1 share authorized; 1 share issued and outstanding	-
Deficit accumulated during the development stage	-

TOTAL STOCKHOLDER'S EQUITY	-
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-

The accompanying notes are an integral part of these financial statements.

Well Chance Investments Limited (A Development Stage Company) Statements of Operations For The Year Ended December 31, 2006 and From Inception (February 22, 2005) to December 31, 2007

From Inception
	For the Year Ended	(February 22, 2005) to
	December 31, 2007	December 31, 2007

REVENUE	$-	$-

OPERATING EXPENSES
General and administrative	-	-

TOTAL OPERATING EXPENSES	-	-

LOSS FROM OPERATIONS	-	-

PROVISION FOR INCOME TAXES	-	-

NET LOSS	$-	$-

LOSS PER SHARE - BASIC AND DILUTED	$-	$-

WEIGHTED AVERAGE COMMON EQUIVALENT SHARES OUTSTANDING - BASIC AND DILUTED	1	1

The accompanying notes are an integral part of these financial statements.

Well Chance Investments Limited (A Development Stage Company) Statement of Stockholder’s Equity From Inception (February 22, 2005) to December 31, 2007

			Deficit
			Accumulated
			During the	Total
	Common Stock		Development	Stockholder's
	Shares	Amount	Stage	Equity

Balance, February 22, 2005	-	$-	$-	$-

Issuance of common stock	1	-		-

Net loss			-	-

Balance, December 31, 2005	1	-	-	-

Net loss			-	-

Balance, December 31, 2006	1	-	-	-

Net loss			-	-

Balance, December 31, 2007	1	-	-	-

The accompanying notes are an integral part of these financial statements.

Well Chance Investments Limited (A Development Stage Company) Statements of Cash Flows For The Year Ended December 31, 2006 and From Inception (February 22, 2005) to December 31, 2007

From Inception
	For the Year Ended	(February 22, 2005) to
	December 31, 2007	December 31, 2007

CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$-	$-
Adjustment to reconcile net loss to net cash provided by operating activities:	-	-
Changes in operating assets and liabilities:	-	-
Net cash provided by operating activities	-	-

NET INCREASE IN CASH AND CASH EQUIVALENTS	-	-

CASH AND CASH EQUIVALENTS, Beginning of period	-	-

CASH AND CASH EQUIVALENTS, End of period	$-	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:

Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these financial statements.

Well Chance Investments Limited
(A Development Stage Company)
Notes To Financial Statements
For The Year Ended December 31, 2006 and
From Inception (February 22, 2005) to December 31, 2007

NOTE 1 - ORGANIZATION

Well Chance Investments Limited (the “Company”) was incorporated in the British Virgin Islands on February 22, 2005 as an investment company. As of December 31, 2007, the Company has not commenced operations.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company has devoted substantially all of its efforts to business planning and development.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Revenue Recognition

The Company's financial statements are prepared under the accrual method of accounting. Revenues will be recognized in the period the services are performed and costs are recorded in the period incurred rather than paid.

Fair Value of Financial Instruments

The Company's financial instruments are all carried at amounts that approximate their estimated fair value as of December 31, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Well Chance Investments Limited
(A Development Stage Company)
Notes To Financial Statements
For The Year Ended December 31, 2006 and
From Inception (February 22, 2005) to December 31, 2007

Income Taxes

The provision for income taxes includes the tax effects of transactions reported in the financial statements. Deferred taxes would be recognized for differences between the basis for assets and liabilities for financial statement and income tax purposes.

Recent accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Liabilities, including an amendment of FASB Statement No. 115" ("SFAS No. 159"). SFAS No. 159 permits entities to choose, at specified election dates, to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. Unrealized gains and losses shall be reported on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157 "Fair Value Measurements" ("SFAS No. 157"). The Company is currently assessing the impact that SFAS No. 159 will have on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, which is an amendment of Accounting Research Bulletin (“ARB”) No. 51.  This statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This statement changes the way the consolidated income statement is presented, thus requiring consolidated net income to be reported at amounts that include the amounts attributable to both parent and the noncontrolling interest.  This statement is effective for the fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Based on current conditions, the Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations.”  This statement replaces FASB Statement No. 141, “Business Combinations.” This statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This statement defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. This statement requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

Well Chance Investments Limited
(A Development Stage Company)
Notes To Financial Statements
For The Year Ended December 31, 2006 and
From Inception (February 22, 2005) to December 31, 2007

NOTE 3 - STOCKHOLDERS' EQUITY

On February 22, 2005, the Company was formed with one share of common stock, no par value, pursuant to rule and regulations in the British Virgin Islands.

NOTE 4 - SUBSEQUENT EVENT (UNAUDITED)

The Company is planning to merge into a U.S. shell company.